UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21750

Kayne Anderson Energy Total Return Fund, Inc.

(Exact name of registrant as specified in charter)

717 Texas Avenue, Suite 3100, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

David Shladovsky, Esq.

KA Fund Advisors, LLC, 717 Texas Avenue, Suite 3100, Houston, Texas 77002

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2012

Date of reporting period: May 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The report of Kayne Anderson Energy Total Return Fund, Inc. (the “Registrant”) to stockholders for the semi-annual period ended May 31, 2012 is attached below.

Energy Total Return Fund

KYE Semi-Annual Report

May 31, 2012

Help Your Investment Grow With Kayne Anderson’s Dividend Reinvestment Plan

Many of our shareholders are already enrolled in our Dividend Reinvestment Plan (the “DRIP Plan”), but we would like to make sure that all shareholders are aware of this opportunity.

Q&A

What is the dividend reinvestment plan?

The DRIP Plan offers you a quick and simple way to reinvest your distributions into additional shares of Kayne Anderson Energy Total Return Fund (“KYE”). Participation would help you increase your investment in KYE over time at below market prices.

How do participating shareholders benefit?

—	The DRIP Plan enables you to automatically reinvest distributions received from KYE.

—	Participants in the DRIP Plan will receive newly-issued shares at a share price equal to 95% of the closing price of the fund’s common stock one day prior to the distribution payment date.

—	As a result of participating in the DRIP Plan, participants will receive a distribution that is effectively 5% higher (as outlined in the example below).

Example: Let’s say that you own 100 shares of KYE and that the fund will pay a distribution of $0.50 per share on July 20th. You would thus receive $50 in cash distributions. On July 19th (the day before the payable date), the closing price for KYE’s common stock is $26.32 per share. The DRIP price is 95% of this amount, or $25.00 per share. Under the DRIP Plan, you would receive 2.0 shares of KYE’s common stock in lieu of a $50 cash distribution (which is calculated as $50 in distributions divided by the $25.00 per share DRIP price). Using KYE’s market price ($26.32 per share) on that date, your effective distribution is $52.64, which is 5% higher than what you would receive in cash.

Why is the Plan more advantageous than my broker’s dividend reinvestment plan?

Some brokerage firms may offer to reinvest your distributions in additional shares of KYE. However, the brokerage firms will receive the cash distributions from us and then immediately purchase shares in the open market at 100% of the market price, thus missing out on the 5% discount to the market price.

Example: Continuing with the example above, assume the share price on July 20th (the payment date for the distribution) is also $26.32. With the broker’s reinvestment plan you would receive only 1.9 shares of KYE’s common stock (which is calculated as $50 in cash distributions received divided by the $26.32 share price). With the DRIP Plan, you would have received 2.0 shares or $2.64 more.

Can I purchase shares outright through the DRIP Plan?

The Plan applies only to the reinvestment of distributions on shares you already own. The DRIP Plan may not be used to make a new investment in the fund.

How to enroll

1.	If you hold your shares through a broker (as most people do):

a.	Call or write your broker to say that you want to switch immediately to KYE’s DRIP Plan for your shares. If you have problems getting your broker to switch, please call our Investor Relations department toll-free at 1-877-657-3863.

b.	If your broker does not participate in KYE’s DRIP Plan, you may find it advantageous to transfer your shares directly to KYE’s transfer agent (American Stock Transfer & Trust Company)(“AST”) so that you can participate in our DRIP Plan. To do this, please contact AST to say that you want to transfer your shares to AST and enroll in KYE’s DRIP Plan:

American Stock Transfer & Trust Company, LLC

Plan Administration Department

6201 15th Ave

Brooklyn, NY 11219

Toll-free: (866) 669-9899

2.	If you hold your shares directly with KYE’s transfer agent, call or write the transfer agent to say that you want to switch to KYE’s DRIP Plan:

American Stock Transfer & Trust Company, LLC

Plan Administration Department

6201 15th Ave

Brooklyn, NY 11219

Toll-free: (866) 669-9899

Questions?

If you have additional questions, please call our Investor Relations department toll-free at 1-877-657-3863.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; commodity pricing risk; leverage risk; valuation risk; non-diversification risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Fund Overview

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) is a non-diversified, closed-end fund. Our investment objective is to obtain a high total return with an emphasis on current income. We intend to achieve this objective by investing in a portfolio of companies in the energy sector, which focuses on securities of energy companies, with the majority of our investments in equity securities of master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy marine transportation companies and income trusts.

As of May 31, 2012, we had total assets of $1.3 billion, net assets applicable to our common stock of $868.2 million (net asset value per share of $24.65), and 35.2 million shares of common stock outstanding. As of May 31, 2012, we held $1.1 billion in equity investments and $151.1 million in debt investments.

Results of Operations — For the Three Months Ended May 31, 2012

Investment Income.    Investment income totaled $10.2 million for the quarter and consisted primarily of net dividends and distributions and interest income on our investments. Interest income was $3.6 million, and we received $14.0 million of cash dividends and distributions, of which $8.1 million was treated as a return of capital during the quarter. Other income includes a $0.6 million of a structuring fee associated with our investment in the Capital Product Partners L.P. — Class B Convertible Preferred Shares. During the quarter, we received $5.3 million of paid-in-kind dividends, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $10.4 million, including $4.4 million of investment management fees, $3.9 million of interest expense, of which $0.2 million was the non-cash amortization of debt issuance costs, and $0.4 million of other operating expenses. Investment management fees are calculated based on the average total assets under management. Preferred stock distributions for the quarter were $1.7 million, of which $0.1 million was the non-cash amortization of offering costs.

Net Investment Loss.    Our net investment loss totaled $0.3 million.

Net Realized Losses.    We had net realized losses of $1.1 million. Net realized losses consisted of $3.8 million of losses from our investments and $2.7 million of gains from option activity.

Net Change in Unrealized Losses.    We had a net change in unrealized losses of $122.8 million. The net change consisted of $123.7 million of unrealized losses from investments and $0.9 million of net unrealized gains from option activity.

Net Decrease in Net Assets Resulting from Operations.    We had a decrease in net assets resulting from operations of $124.2 million. This decrease was comprised of a net investment loss of $0.3 million; net realized losses of $1.1 million; and net unrealized losses of $122.8 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded in part by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly attributable to fees paid to other service providers) and (c) interest expense and preferred stock distributions.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended May 31, 2012
Distributions and Other Income from Investments
Dividends and Distributions	$14.0
Paid-In-Kind Dividends and Distributions	5.3
Interest and Other Income(1)	4.2
Net Premiums Received from Call Options Written	3.2

Total Distributions and Other Income from Investments	26.7
Expenses
Investment Management Fee	(4.4)
Other Expenses	(0.4)

Total Management Fee and Other Expenses	(4.8)
Interest Expense	(3.7)
Preferred Stock Distributions	(1.6)

Net Distributable Income (NDI)	$16.6

Weighted Shares Outstanding	35.2
NDI per Weighted Share Outstanding	$0.47

Distributions paid per Common Share(2)	$0.48

(1)	Includes a $0.6 million structuring fee from Capital Product Partners L.P. related to our Class B Convertible Preferred investment.

(2)	The distribution of $0.48 per share for the second quarter of fiscal 2012 was paid to common stockholders on July 13, 2012.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors that include, but are not limited to:

•	NDI generated in the current quarter;

•	Expected NDI over the next twelve months, and

•	Realized and unrealized gains generated by the portfolio.

On June 13, 2012, we declared a quarterly distribution of $0.48 per common share for the fiscal second quarter (a total distribution of $16.9 million). The distribution was paid on July 13, 2012 to common stockholders of record on July 5, 2012.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•	NDI includes the value of dividends paid-in-kind, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Many of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call options, less the amount that we pay to repurchase such call option contracts, is included in NDI. For GAAP purposes, premiums received from call option contracts sold is not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

Liquidity and Capital Resources

Total leverage outstanding at May 31, 2012 of $454.0 million was comprised of $301.0 million of Senior Notes, $120.0 million of mandatory redeemable preferred stock and $33.0 million of borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”). Total leverage represented 34% of total assets at May 31, 2012. As of July 23, 2012, we had no borrowings under our Credit Facility, and we had $4.8 million of cash.

The Credit Facility matures on June 11, 2013 and has a commitment amount of $100.0 million. The interest rate may vary between LIBOR plus 1.75% and LIBOR plus 3.00%, depending on our asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.75% based on current asset coverage ratios. We pay a commitment fee of 0.40% per annum on any unused amounts of the Credit Facility. A full copy of our Credit Facility is available on our website, www.kaynefunds.com.

At May 31, 2012, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 396% and 291% for debt and total leverage (debt plus preferred stock), respectively. We

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

currently target an asset coverage ratio with respect to our debt of 415%, but at times may be above or below our target depending upon market conditions.

We had $301.0 million of Senior Notes outstanding at May 31, 2012. Of this amount, $28.0 million matures in August 2012, and the remaining $273.0 million of Senior Notes matures between 2013 and 2018. We anticipate funding the repayment of such $28.0 million Senior Notes with borrowings on our Credit Facility. As of the same date, we had $120.0 million of mandatory redeemable preferred stock, which is subject to mandatory redemption in 2017 and 2018.

As of May 31, 2012, our total leverage consisted of both fixed rate (80%) and floating rate (20%) obligations. As of such date, the weighted average interest rate on our total leverage was 4.74%.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

PORTFOLIO SUMMARY

(UNAUDITED)

Portfolio Investments by Category

May 31, 2012	November 30, 2011

Top 10 Holdings by Issuer

		Percent of Total Investments* as of
Holding	Sector	May 31, 2012	November 30, 2011
1. Kinder Morgan Management, LLC	MLP Affiliate	12.7%	13.1%
2. Enbridge Energy Management, L.L.C.	MLP Affiliate	10.5	10.4
3. Plains All American Pipeline, L.P.	Midstream MLP	6.5	5.4
4. Capital Product Partners L.P.	Marine Transportation	4.3	1.8
5. Teekay Offshore Partners L.P.	Marine Transportation	4.3	4.3
6. Golar LNG Partners LP	Marine Transportation	3.4	2.7
7. Kinder Morgan, Inc.	Midstream	2.8	2.7
8. Navios Maritime Partners L.P.	Marine Transportation	2.1	2.3
9. Crescent Point Energy Corp.	Upstream Income Trust	2.1	2.4
10. The Williams Companies, Inc.	Midstream	2.1	2.2

*	Includes cash and repurchase agreement (if any).

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2012

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 148.2%
Equity Investments(1) — 130.8%
United States — 118.7%
MLP Affiliate — 35.0%
Enbridge Energy Management, L.L.C.(2)(3)	4,403	$137,330
Kinder Morgan Management, LLC(2)(3)	2,340	166,206

		303,536

MLP(4)(5) — 34.4%
Alliance Holdings GP, L.P.(3)	133	5,534
Alliance Resource Partners, L.P.(3)	39	2,246
BreitBurn Energy Partners L.P.	475	7,885
Buckeye Partners, L.P.	137	6,528
Buckeye Partners, L.P. — Class B Units(2)(6)	196	8,605
Chesapeake Midstream Partners, L.P.	253	6,323
Crestwood Midstream Partners LP	230	5,816
DCP Midstream Partners, LP	464	18,234
Energy Transfer Equity, L.P.(3)	466	16,914
Energy Transfer Partners, L.P.(3)	113	4,883
Exterran Partners, L.P.	688	13,580
Global Partners LP	409	8,863
Inergy, L.P.	641	10,973
Inergy Midstream, L.P.	320	6,663
LRR Energy, L.P.	226	3,280
MarkWest Energy Partners, L.P.(7)	349	16,754
Mid-Con Energy Partners, LP	253	5,108
Niska Gas Storage Partners LLC	216	2,564
NuStar Energy L.P.	107	5,592
Penn Virginia Resource Partners, L.P.(3)(7)	497	11,543
PetroLogistics LP(8)	405	5,670
Plains All American Pipeline, L.P.(7)	1,089	85,514
Regency Energy Partners LP	1,166	25,088
Targa Resources Partners LP(3)	181	7,089
Western Gas Partners, LP	39	1,728
Williams Partners L.P.(3)	116	6,143

		299,120

Marine Transportation — 26.1%
Capital Product Partners L.P.	3,841	28,081
Capital Product Partners L.P. — Class B Convertible Preferred Shares(6)(9)	3,333	28,833
Costamare Inc.	321	4,273
Golar LNG Partners LP	1,394	44,323
Kirby Corporation(10)	255	13,464
Navios Maritime Partners L.P.	2,071	28,066
Safe Bulkers, Inc.	2,476	16,068
Teekay LNG Partners L.P.(3)(11)	200	7,469
Teekay Offshore Partners L.P.	2,040	56,512

		227,089

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2012

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Midstream & Other — 12.0%
CenterPoint Energy, Inc.(3)	174	$3,512
Kinder Morgan, Inc.	1,005	34,356
Kinder Morgan, Inc. — Warrants(10) (12)	750	1,709
OGE Energy Corp.	25	1,331
ONEOK, Inc.(3)	257	21,356
Spectra Energy Corp.	335	9,615
Sunoco, Inc.(3)	45	2,090
Targa Resources Corp.(3)	58	2,574
The Williams Companies, Inc.(3)	900	27,462

		104,005

Upstream Income Trust — 7.6%
Chesapeake Granite Wash Trust(11)	282	5,491
Cross Timbers Royalty Trust	41	1,477
ECA Marcellus Trust I(11)	118	1,961
Enduro Royalty Trust	623	10,248
Pacific Coast Oil Trust	1,032	17,369
SandRidge Mississippian Trust II(11)	333	6,739
SandRidge Permian Trust(11)	302	6,013
VOC Energy Trust	858	16,371

		65,669

Coal — 3.6%
CONSOL Energy Inc.(3)	589	16,531
Peabody Energy Corporation(3)	623	14,546

		31,077

Total United States (Cost — $766,288)		1,030,496

Canada — 12.1%
Upstream Income Trust(13) — 8.3%
Bonavista Energy Corporation	341	5,842
Crescent Point Energy Corp.	728	28,020
Enerplus Corporation	806	11,148
NAL Energy Corporation	3,472	21,176
Pengrowth Energy Corporation	799	5,663

		71,849

Midstream — 3.8%
AltaGas Ltd.	86	2,384
Keyera Corp.	105	4,254
Pembina Pipeline Corporation	986	26,555

		33,193

Total Canada (Cost — $128,608)		105,042

Total Equity Investments (Cost — $894,896)		1,135,538

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2012

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	Interest Rate	Maturity Date	Principal Amount	Value
Debt Instruments — 17.4%
United States — 15.5%
Upstream — 7.0%
Carrizo Oil & Gas, Inc.	8.625%	10/15/18	$7,200	$7,560
Clayton Williams Energy, Inc.	7.750	4/1/19	10,250	10,199
Comstock Resources, Inc.	7.750	4/1/19	4,000	3,700
Comstock Resources, Inc.	9.500	6/15/20	3,750	3,574
EP Energy LLC	9.375	5/1/20	14,000	14,367
Petroleum Development Corporation	12.000	2/15/18	11,330	12,236
Resolute Energy Corporation	8.500	5/1/20	9,775	9,640

				61,276

Marine Transportation — 4.3%
Genco Shipping & Trading Limited(14)	5.000	8/15/15	5,000	2,544
Navios Maritime Acquisition Corporation	8.625	11/1/17	7,550	7,135
Navios Maritime Holdings Inc.	8.125	2/15/19	14,329	12,753
Teekay Corporation	8.500	1/15/20	14,165	14,590

				37,022

Coal — 2.4%
Foresight Energy LLC	9.625	8/15/17	21,000	21,210
Refining — 1.8%
PBF Holding Company LLC	8.250	2/15/20	15,750	15,199

Total United States (Cost — $138,125)				134,707

Canada — 1.9%
Upstream — 1.9%
Lone Pine Resources Inc.	10.375	2/15/17	1,500	1,418
Paramount Resources Ltd.	8.250	12/13/17	(15)	737
Southern Pacific Resource Corp.	(16)	1/7/16	13,986	14,265

Total Canada (Cost — $16,299)				16,420

Total Debt Investments (Cost — $154,424)				151,127

Total Long-Term Investments — 148.2% (Cost — $1,049,320)				1,286,665

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2012

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Contracts	Value
Liabilities
Call Option Contracts Written(10)
United States
Marine Transportation
Teekay LNG Partners L.P., call option expiring 6/15/12 @ $37.50	1,000	$(65)

Coal
CONSOL Energy Inc., call option expiring 6/15/12 @ $31.00	1,000	(26)
CONSOL Energy Inc., call option expiring 6/15/12 @ $32.00	1,000	(15)
Peabody Energy Corporation, call option expiring 6/15/12 @ $26.00	1,000	(31)

		(72)

MLP
Alliance Holdings GP, L.P., call option expiring 6/15/12 @ $45.00	700	(7)
Alliance Resource Partners, L.P., call option expiring 6/15/12 @ $60.00	390	(13)
Energy Transfer Equity, L.P., call option expiring 6/15/12 @ $37.50	850	(43)
Energy Transfer Equity, L.P., call option expiring 6/15/12 @ $40.00	550	(6)
Energy Transfer Partners, L.P., call option expiring 6/15/12 @ $47.50	500	(5)
Penn Virginia Resource Partners, L.P., call option expiring 6/15/12 @ $25.00(7)	320	(2)
Targa Resources Partners LP, call option expiring 6/15/12 @ $42.00	900	(9)
Targa Resources Partners LP, call option expiring 6/15/12 @ $43.00	800	(4)
Williams Partners L.P., call option expiring 6/15/12 @ $55.00	800	(20)

		(109)

MLP Affiliate
Enbridge Energy Management, L.L.C., call option expiring 6/15/12 @ $30.00	800	(104)
Kinder Morgan Management, LLC, call option expiring 6/15/12 @ $70.00	600	(108)

		(212)

Midstream & Other
CenterPoint Energy, Inc., call option expiring 6/15/12 @ $20.00	500	(25)
ONEOK, Inc., call option expiring 6/15/12 @ $82.50	1,100	(143)
ONEOK, Inc., call option expiring 6/15/12 @ $85.00	400	(18)
ONEOK, Inc., call option expiring 6/15/12 @ $87.50	850	(13)
Sunoco, Inc., call option expiring 6/15/12 @ $50.00	450	(6)
Targa Resources Corp., call option expiring 6/15/12 @ $46.00	300	(10)
Targa Resources Corp., call option expiring 6/15/12 @ $49.00	25	—
The Williams Companies, Inc., call option expiring 6/15/2012 @ $31.00	550	(19)

		(234)

Total Call Option Contracts Written (Premium Received — $1,438)		(692)

Credit Facility		(33,000)
Senior Unsecured Notes		(301,000)
Mandatory Redeemable Preferred Stock at Liquidation Value		(120,000)
Other Liabilities		(11,336)

Total Liabilities		(466,028)
Other Assets		47,570

Total Liabilities in Excess of Other Assets		(418,458)

Net Assets Applicable To Common Stockholders		$868,207

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2012

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Distributions are paid-in-kind.

(3)	Security or a portion thereof is segregated as collateral on option contracts written.

(4)	Securities are treated as a publicly-traded partnership for regulated investment company (“RIC”) qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly-traded partnerships. The Fund had less than 25% of its total assets invested in publicly-traded partnerships at May 31, 2012. It is the Fund’s intention to be treated as a RIC for tax purposes.

(5)	Includes limited liability companies.

(6)	Fair valued security, restricted from public sale. See Notes 2, 3 and 7 in Notes to Financial Statements.

(7)	The Fund believes that it is an affiliate of MarkWest Energy Partners, L.P., Penn Virginia Resource Partners, L.P. and Plains All American Pipeline, L.P. See Note 6 — Agreements and Affiliations.

(8)	Security is not currently paying cash distributions, but is expected to pay cash distributions within the next 12 months.

(9)	Security is convertible on a one-for-one basis into common units of Capital Product Partners L.P. and is senior to the common units in terms of liquidation preference and priority of distributions. The Class B units pay quarterly cash distributions of $0.21375 per unit and are convertible at any time at the option of the holder. If Capital Product Partners L.P. does not redeem the Class B units by May 2022, then the distribution increases by 25% per quarter to a maximum of $0.33345 per unit. Capital Product Partners L.P. may force the Class B units to convert into common units after three years if the common unit price exceeds $11.70 per unit, and the Class B units are callable after five years at a price of $9.27 per unit and after seven years at $9.00 per unit.

(10)	Security is non-income producing.

(11)	Security is treated as a publicly-traded partnership for RIC qualification purposes.

(12)	Each warrant entitles the holder to purchase one Kinder Morgan, Inc. common share for $40.00 per share until May 25, 2017.

(13)	Security, which was formerly a Canadian energy trust, is treated as a taxable corporation.

(14)	Security is convertible into common shares of the issuer.

(15)	Principal amount is 750 Canadian dollars.

(16)	Floating rate second lien secured term loan. Security pays interest at base rate + 750 basis points (10.75% as of May 31, 2012).

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2012

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $1,007,612)	$1,172,854
Affiliated (Cost — $41,708)	113,811

Total investments (Cost — $1,049,320)	1,286,665
Cash and cash denominated in foreign currency (Cost — $21,851)	21,848
Deposits with brokers	405
Receivable for securities sold (Cost — $17,601)	17,596
Interest, dividends and distributions receivable (Cost — $4,524)	4,518
Deferred debt issuance and preferred stock offering costs and other assets	3,203

Total Assets	1,334,235

LIABILITIES
Credit facility	33,000
Payable for securities purchased (Cost — $3,716)	3,724
Investment management fee payable	1,444
Call option contracts written (Premiums received — $1,438)	692
Accrued directors’ fees and expenses	41
Accrued expenses and other liabilities	6,127
Senior unsecured notes	301,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (4,800,000 shares issued and outstanding)	120,000

Total Liabilities	466,028

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$868,207

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (35,220,316 shares issued and outstanding and 195,200,000 shares authorized)	$35
Paid-in capital in excess of taxable income	660,188
Accumulated net investment income less distributions not treated as tax return of capital	(44,333)
Accumulated net realized gains less distributions not treated as tax return of capital	14,239
Net unrealized gains	238,078

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$868,207

NET ASSET VALUE PER COMMON SHARE	$24.65

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF OPERATIONS

(amounts in 000’s)

(UNAUDITED)

	For the Three Months Ended May 31, 2012	For the Six Months Ended May 31, 2012
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$12,390	$24,548
Affiliated investments	1,648	3,186

Total dividends and distributions (after foreign taxes withheld of $326 and $660, respectively)	14,038	27,734
Return of capital	(8,091)	(16,018)

Net dividends and distributions	5,947	11,716
Interest	3,606	7,167
Other income	600	600

Total investment income	10,153	19,483

Expenses
Investment management fees	4,380	8,637
Administration fees	85	179
Professional fees	123	233
Directors’ fees and expenses	38	82
Reports to stockholders	70	108
Custodian fees	46	84
Insurance	21	42
Other expenses	28	146

Total Expenses — before interest expense and preferred distributions	4,791	9,511
Interest expense and amortization of debt issuance costs	3,936	7,840
Distributions on mandatory redeemable preferred stock and amortization of offering costs	1,686	3,371

Total expenses	10,413	20,722

Net Investment Loss	(260)	(1,239)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	(4,408)	9,754
Investments — affiliated	623	4,936
Foreign currency transactions	(35)	(38)
Options	2,704	4,229

Net Realized Gains (Losses)	(1,116)	18,881

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	(115,514)	(16,254)
Investments — affiliated	(8,224)	9,842
Foreign currency translations	(24)	(26)
Options	902	1,026

Net Change in Unrealized Losses	(122,860)	(5,412)

Net Realized and Unrealized Gains (Losses)	(123,976)	13,469

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	($124,236)	$12,230

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Six Months Ended May 31, 2012 (Unaudited)		For the Fiscal Year Ended November 30, 2011
OPERATIONS
Net investment loss	$(1,239)		$(2,702)
Net realized gains	18,881		100,067
Net change in unrealized losses	(5,412)		(75,438)

Net Increase in Net Assets Resulting from Operations	12,230		21,927

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(17,642	)(2)	—	(3)
Distributions from net realized long-term capital gains	—	(2)	(66,578	)(3)
Distributions — return of capital	(16,020	)(2)	—	(3)

Dividends and Distributions	(33,662)		(66,578)

CAPITAL STOCK TRANSACTIONS
Issuance of 217,841 and 510,293 newly issued shares of common stock from reinvestment of dividends and distributions	5,672		13,554

Total Decrease in Net Assets Applicable to Common Stockholders	(15,760)		(31,097)

NET ASSETS ATTRIBUTABLE TO COMMON STOCKHOLDERS
Beginning of period	883,967		915,064

End of period	$868,207		$883,967

(1)	Distributions on the Fund’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies. The Fund estimates that $1,696 of the distribution in the amount of $3,236 paid to mandatory redeemable preferred stockholders during the six months ended May 31, 2012 will be characterized as a dividend (a portion of which may be eligible to be treated as qualified dividend income) and $1,540 of the distribution will be a return-of-capital. This estimate is based solely on the Fund’s operating results during the period and does not reflect the expected result during the fiscal year. The actual characterization of the mandatory redeemable preferred stock distributions made during the period will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates. Distributions in the amount of $5,796 paid to mandatory redeemable preferred stockholders for the fiscal year ended November 30, 2011 were characterized as long-term capital gains. This characterization is based on the Fund’s earnings and profits.

(2)	This is an estimate of the characterization of the distributions paid to common stockholders for the six months ended May 31, 2012 as either a dividend (a portion of which may be eligible to be treated as qualified dividend income) or distribution (return of capital). This estimate is based solely on the Fund’s operating results during the period and does not reflect the expected result during the fiscal year. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

(3)	Distributions paid to common stockholders for the fiscal year ended November 30, 2011 are characterized as long-term capital gains for such holders. This characterization is based on the Fund’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED MAY 31, 2012

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$12,230
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Return of capital distributions	16,018
Net realized gains (excluding foreign currency transactions)	(18,919)
Unrealized losses (excluding impact on cash of foreign currency translations)	5,386
Amortization of bond premiums, net	8
Purchase of long-term investments	(443,871)
Proceeds from sale of long-term investments	431,751
Increase in deposits with brokers	(155)
Increase in receivable for securities sold	(12,785)
Decrease in interest, dividends and distributions receivable	94
Amortization of deferred debt issuance costs	442
Amortization of mandatory redeemable preferred stock offering costs	136
Decrease in other assets, net	135
Decrease in payable for securities purchased	(4,717)
Increase in investment management fee payable	101
Increase in call option contracts written, net	1,006
Decrease in accrued directors’ fees and expenses	(1)
Decrease in accrued expenses and other liabilities	(173)

Net Cash Used in Operating Activities	(13,314)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from credit facility	33,000
Cash distributions paid to common stockholders	(27,990)

Net Cash Provided by Financing Activities	5,010

NET DECREASE IN CASH	(8,304)
CASH— BEGINNING OF PERIOD	30,152

CASH— END OF PERIOD	$21,848

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions of $5,672 pursuant to the Fund’s dividend reinvestment plan. During the six months ended May 31, 2012, interest paid was $7,374, and there were no income taxes paid.

During the six months ended May 31, 2012, the Fund received $10,523 of paid-in-kind dividends. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Six Months Ended May 31, 2012 (Unaudited)		For the Fiscal Year Ended November 30,						For the Period June 28, 2005(1) through November 30, 2005
			2011	2010	2009	2008	2007	2006

Per Share of Common Stock(2)
Net asset value, beginning of period	$25.25		$26.53	$20.04	$13.43	$29.01	$25.44	$24.13	$23.84	(3)
Net investment income (loss)(4)	(0.03)		(0.08)	0.16	0.31	0.88	1.09	1.17	0.23
Net realized and unrealized gains (losses)	0.39		0.71	8.24	8.26	(14.09)	4.82	2.34	0.33

Total income (loss) from operations	0.36		0.63	8.40	8.57	(13.21)	5.91	3.51	0.56

Auction rate preferred dividends(4)(5)	—		—	—	—	(0.34)	(0.23)	(0.44)	—
Auction rate preferred dividends — short-term capital gains(5)	—		—	—	—	—	(0.14)	—	—
Auction rate preferred distributions — long-term capital gains(5)	—		—	—	—	—	(0.13)	—	—

Total dividends and distributions — auction rate preferred	—		—	—	—	(0.34)	(0.50)	(0.44)	—

Common dividends(5)	(0.50)		—	(1.92)	(0.62)	(0.38)	(0.83)	(0.86)	(0.23)
Common dividends — short-term capital gains(5)	—		—	—	—	—	(0.53)	(0.81)	(0.04)
Common distributions — long-term capital gains(5)	—		(1.92)	—	—	—	(0.48)	—	—
Common distributions — return of capital(5)	(0.46)		—	—	(1.34)	(1.68)	—	(0.03)	—

Total dividends and distributions — common	(0.96)		(1.92)	(1.92)	(1.96)	(2.06)	(1.84)	(1.70)	(0.27)

Effect of common stock repurchased	—		—	—	—	—	—	0.05	—
Underwriting discounts and offering costs on the issuance of common and preferred stock	—		—	—	—	—	—	(0.11)	—
Gain on 765 shares of Series B Preferred Stock redeemed at a discount to liquidation value	—		—	—	—	0.03	—	—	—
Effect of shares issued in reinvestment of dividends	—		0.01	0.01	—	—	—	—	—

Total capital stock transactions	—		0.01	0.01	—	0.03	—	(0.06)	—

Net asset value, end of period	$24.65		$25.25	$26.53	$20.04	$13.43	$29.01	$25.44	$24.13

Market value per share of common stock, end of period	$25.89		$23.82	$28.34	$22.28	$10.53	$25.79	$25.00	$21.10

Total investment return based on common stock market value(6)	12.7	%(7)	(9.7)%	37.9%	139.9%	(55.2)%	10.2%	27.2%	(14.6	)%(7)

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Six Months Ended May 31, 2012 (Unaudited)		For the Fiscal Year Ended November 30,							For the Period June 28, 2005(1) through November 30, 2005
			2011	2010	2009	2008		2007	2006

Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$868,207		$883,967	$915,064	$677,678	$437,946		$934,434	$806,063	$776,963
Ratio of expenses to average net assets
Management fees	1.8%		1.8%	1.7%	1.7%	1.6%		1.7%	1.7%	1.3%
Other expenses	0.2		0.2	0.3	0.3	0.3		0.3	0.3	0.4

Subtotal	2.0		2.0	2.0	2.0	1.9		2.0	2.0	1.7
Interest expense and distributions on mandatory redeemable preferred stock(4)	2.3		2.3	2.3	2.6	0.7		0.2	0.1	—
Management fee waivers	—		—	—	—	—		(0.1)	(0.3)	(0.2)

Total expenses	4.3%		4.3%	4.3%	4.6%	2.6%		2.1%	1.8%	1.5%

Ratio of net investment income (loss) to average net assets(4)	(0.3)%		(0.3)%	0.7%	2.0%	3.1%		3.8%	4.6%	2.3%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	1.3	%(7)	2.3%	37.2%	55.8%	(47.7)%		19.1%	12.3%	2.4	%(7)
Portfolio turnover rate	31.7	%(7)	57.6%	62.0%	88.8%	65.0%		52.1%	63.8%	23.2	%(7)
Average net assets	$954,735		$940,587	$771,297	$512,647	$915,456		$906,692	$802,434	$759,550
Senior unsecured notes outstanding, end of period	301,000		301,000	250,000	165,000	225,000		—	—	—
Credit facility outstanding, end of period	33,000		—	67,000	47,000	—		41,000	—	40,000
Auction rate preferred stock, end of period	—		—	—	—	—		300,000	300,000	—
Mandatory redeemable preferred stock, end of period	120,000		120,000	90,000	—	—		—	—	—
Average shares of common stock outstanding	35,122,883		34,742,802	34,177,249	33,272,958	32,258,146		32,036,996	31,809,344	32,204,000
Asset coverage of total debt(9)	395.9%		433.5%	417.1%	419.7%	294.6	%(10)	—	—	—
Asset coverage of total leverage (debt and preferred stock)(11)	291.2%		310.0%	324.8%	419.7%	294.6	%(10)	374.0%	368.7%	—
Average amount of borrowings per share of common stock during the period	$8.86		$8.92	$7.71	$5.18	$3.53		$0.53	$0.08	—

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Commencement of operations.

(2)	Based on average shares of common stock outstanding.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.125 per share and offering costs of $0.04 per share.

(4)	Distributions on the Fund’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 2 — Significant Accounting Policies.

(5)	The information presented for the six months ended May 31, 2012 is an estimate of the characterization of the distribution paid and is based on the Fund’s operating results during the period. The information presented for each of the other periods is a characterization of the total distributions paid to the preferred stockholders and common stockholders as either a dividend (a portion of which may have been eligible to be treated as qualified dividend income) or a distribution (capital gains or return of capital) and is based on the Fund’s earnings and profits.

(6)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(7)	Not annualized.

(8)	Unless otherwise noted, ratios are annualized.

(9)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes or any other senior securities representing indebtedness and mandatory redeemable preferred stock divided by the aggregate amount of Senior Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the credit facility is considered a senior security representing indebtedness.

(10)	At November 30, 2008, the Fund’s asset coverage ratio on total debt pursuant to the 1940 Act was less than 300%. However, on December 2, 2008, the Fund entered into an agreement to repurchase $60,000 of its senior unsecured notes, which closed on December 5, 2008. Upon the closing of the repurchase of the senior unsecured notes, the Fund was in compliance with the 1940 Act and with its covenants under the senior unsecured notes agreements.

(11)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes, any other senior securities representing indebtedness and preferred stock divided by the aggregate amount of Senior Notes, any other senior securities representing indebtedness and preferred stock. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Fund, under the terms of its mandatory redeemable preferred stock, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these asset coverage ratio tests, the credit facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1.    Organization

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) was organized as a Maryland corporation on March 31, 2005 and commenced operations on June 28, 2005. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end investment company. The Fund’s investment objective is to obtain a high total return with an emphasis on current income. The Fund intends to achieve this investment objective by investing in a portfolio of companies in the energy sector. The majority of the Fund’s investments include investments in equity securities of master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy marine transportation companies and upstream income trusts. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYE.”

2.    Significant Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Fund determines its net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication monthly. Currently, the Fund calculates its net asset value on a weekly basis. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any borrowings) and the liquidation value of any outstanding preferred stock by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Fund may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Fund holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Fund for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KA Fund Advisors, LLC (“KAFA” or the “Adviser”) who are responsible for the portfolio investments. The investments will be valued quarterly, unless a new investment is made during the quarter, in which case such investment is valued at the end of the month in which the investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) or the Board of Directors on a monthly or quarterly basis, as appropriate, and stand for intervening periods of time.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA (1) at the end of each month for new investments, if any, and (2) at the end of each quarter for existing investments. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

As of May 31, 2012, the Fund held 4.3% of its net assets applicable to common stockholders (2.8% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors. The aggregate fair value of these securities at May 31, 2012 was $37,438. See Note 3 —  Fair Value and Note 7 — Restricted Securities.

E. Repurchase Agreements — From time to time, the Fund has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of May 31, 2012, the Fund did not have any repurchase agreements.

F. Short Sales — A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Fund’s short sales, if any, are fully collateralized. The Fund is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Fund is liable for any dividends or distributions paid on securities sold short.

The Fund may also sell short “against the box” (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale “against the box,” the Fund would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the three and six months ended May 31, 2012, the Fund did not engage in any short sales.

G. Derivative Financial Instruments — The Fund may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Fund may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Fund’s leverage. Such interest rate swaps would principally be used to protect the Fund against higher costs on its leverage resulting from increases in short term interest rates. The Fund does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Fund uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. At May 31, 2012, the Fund had no interest rate swap contracts outstanding. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Fund is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Fund may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Fund would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchased call option. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.

The Fund may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Fund writes a call option on a security, the Fund has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls).

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If the Fund repurchases a written call option prior to its exercise, the difference between the

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

H. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

I. Return of Capital Estimates — Dividends and distributions received from the Fund’s investments are comprised of income and return of capital. The payments made by MLPs are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received the Fund estimates the amount of such payment that is considered investment income and the amount that is considered a return of capital. Such estimates are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from investments after their tax reporting periods are concluded.

The following table sets forth (1) the components of total dividends and distributions, (2) the percentage of return of capital attributable to each category and (3) the estimated total return of capital portion of the dividends and distributions received from investments and the amounts that are attributable to net realized gains (losses) and net change in unrealized gains (losses). The return of capital portion of the dividends and distributions received is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments, and increases net realized gains (losses) and net change in unrealized gains (losses).

	Three Months Ended May 31, 2012	Six Months Ended May 31, 2012
Dividends from investments	$8,417	$16,923
Distributions from investments	5,947	11,471

Total dividends and distributions from investments (before foreign taxes withheld of $326 and $660, respectively)	$14,364	$28,394

Dividends — % return of capital	36%	36%
Distributions — % return of capital	85%	86%
Total dividends and distributions — % return of capital	56%	56%
Return of capital — attributable to net realized gains (losses)	$5,144	$7,335
Return of capital — attributable to net change in unrealized gains (losses)	2,947	8,683

Total return of capital	$8,091	$16,018

J. Investment Income — The Fund records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Fund will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the three and six months ended May 31, 2012, the Fund did not have a reserve against interest income, since all interest income accrued is expected to be received.

Many of the debt securities that the Fund holds were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Fund’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Fund discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Fund receives paid-in-kind dividends in the form of additional units from its investments in Buckeye Partners, L.P. (Class B Units), Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC. The additional units are not reflected in investment income during the period received but are recorded as unrealized gains. During the three and six months ended May 31, 2012, the Fund received the following paid-in-kind dividends.

	Three Months Ended May 31, 2012	Six Months Ended May 31, 2012
Buckeye Partners, L.P. (Class B Units)	$199	$395
Enbridge Energy Management, L.L.C.	2,307	4,573
Kinder Morgan Management, LLC	2,764	5,555

Total paid-in-kind dividends	$5,270	$10,523

K. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to mandatory redeemable preferred stockholders are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification, the Fund includes the accrued distributions on its mandatory redeemable preferred stock as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Fund’s mandatory redeemable preferred stock are treated as dividends or distributions.

The estimated characterization of the distributions paid to preferred and common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the preferred and common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

L. Partnership Accounting Policy — The Fund records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

M. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a regulated investment company (“RIC”’) under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund meets certain requirements that govern its source of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax. See Note 4 — Taxes.

Dividend income received by the Fund from sources within Canada is subject to a 15% foreign withholding tax. Interest income on Canadian corporate obligations may be subject to a 10% withholding tax unless an exemption is met. The most common exemption available is for corporate bonds that have a tenor of at least 5 years, provided that not more than 25% of the principal is repayable in the first five years and provided that the borrower and lender are not “associated.” Further, interest is exempt if derived from debt obligations guaranteed by the Canadian government.

The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the three and six months ended May 31, 2012, the Fund did not have any interest or penalties associated with the underpayment of any income taxes. The tax years from 2008 through 2011 remain open and subject to examination by tax jurisdictions.

N. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

O. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.    Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Fund obtains from independent, third-party sources. Unobservable inputs are developed by the Fund based on its own assumptions of how market participants would value an asset or a liability.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

International Financial Reporting Standards (“IFRSs”). The Fund adopted ASU No. 2011-04 in the fiscal second quarter of 2012.

The adoption of ASU 2011-04 did not have an impact on the measurement of fair value for the Fund’s assets, but it does require the inclusion of additional disclosures on assumptions used by the Fund to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Fund (i) describes the valuation process (ii) discloses quantitative information about unobservable inputs and (iii) provides a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Fund has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Fund’s assets and liabilities measured at fair value on a recurring basis at May 31, 2012, and the Fund presents these assets by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$1,135,538	$1,098,100	$—	$37,438
Debt investments	151,127	—	151,127	—

Total assets at fair value	$1,286,665	$1,098,100	$151,127	$37,438

Liabilities at Fair Value
Call option contracts written	$692	$—	$692	$—

For the six months ended May 31, 2012, there were no transfers between Level 1 and Level 2.

As of May 31, 2012, the Fund had senior unsecured notes outstanding with aggregate principal amount of $301,000 and 4,800,000 shares of mandatory redeemable preferred stock outstanding with a total liquidation value of $120,000. The senior unsecured notes and mandatory redeemable preferred stock were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. See Note 11 — Senior Unsecured Notes and Note 12 — Preferred Stock. As a result, the Fund categorizes the senior unsecured notes and mandatory redeemable preferred stock as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Fund records these instruments on its Statement of Assets and Liabilities at carrying value, and as of May 31, 2012, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount / Liquidation Value	Fair Value
Senior unsecured notes	$301,000	$314,200
Mandatory redeemable preferred stock	$120,000	$128,300

The following tables present the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and six months ended May 31, 2012.

Three Months Ended May 31, 2012	Equity Investments
Balance — February 29, 2012	$10,465
Purchase	30,000
Issuances	199
Transfer out	—
Realized gains (losses)	—
Unrealized losses, net	(3,226)

Balance — May 31, 2012	$37,438

Six Months Ended May 31, 2012	Equity Investments
Balance — November 30, 2011	$21,667
Purchase	30,000
Issuances	395
Transfer out	(10,856)
Realized gains (losses)	—
Unrealized losses, net	(3,768)

Balance — May 31, 2012	$37,438

The $3,226 and $3,768 of unrealized losses presented in the tables above for the three and six months ended May 31, 2012 relate to investments that are still held at May 31, 2012, and the Fund includes these unrealized losses in the Statement of Operations — Net Change in Unrealized Gains (Losses). The purchase of $30,000 for the three and six months ended May 31, 2012 relates to the Fund’s investment in the Class B Convertible Preferred Shares of Capital Product Partners L.P. The issuances of $199 and $395 relate to the Class B Units of Buckeye Partners, L.P. The Fund’s investment in the common units of Teekay Offshore Partners L.P., which is noted as a transfer out of Level 3 in the table above, became readily marketable during the six months ended May 31, 2012.

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Fund values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. The discount is initially equal to the discount negotiated at the time the Fund agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

One of the Fund’s PIPE investments is Class B units of Capital Product Partners, L.P. (“CPLP”). The Class B units are convertible preferred units (convertible on a one-for-one basis into common units) and are senior to

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

CPLP’s common units in terms of liquidation preference and priority of distributions. The Fund’s Board of Directors has determined that it is appropriate to value the Class B units using a conversion analysis, which takes into account the unit’s preference relative to the common units as well as its conversion features. In this analysis, the Fund utilizes a convertible pricing model to value the Class B units. This model takes into account the attributes of the Class B units (preferred dividend, conversion ratio, call features) to determine the estimated value of such units. In using this model, the Fund estimates (i) the credit spread for CPLP’s preferred shares, which is based on credit spreads for companies in a similar line of business as CPLP and (ii) the expected volatility for CPLP’s common shares, which is based on CPLP’s historical volatility as well as historical volatility for publicly traded companies in a similar line of business as CPLP. The Fund applies a discount to the value derived from the convertible pricing model to account for the lack of liquidity in the Class B units as well as to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of the Fund’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize.

The following table summarizes the significant unobservable inputs that the Fund uses to value its portfolio investments categorized as Level 3 as of May 31, 2012:

Quantitative Table for Valuation Techniques

				Range		Weighted
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High	Average
Equity securities of	$8,605	- Discount to publicly traded	- Initial discount	12.4%	12.4%	12.4%
public companies		securities
(PIPE) – valued based on a discount to market value			- Initial restricted period	957 days	957 days	957 days

Equity securities of	28,833	- Convertible analysis	- Selected credit spread	9.5%	10.0%	9.8%
public companies – not valued based on a discount to market value			- Selected volatility	30.0%	40.0%	35.0%
			- Selected market and liquidity discount	3.9%	3.9%	3.9%

Total	$37,438

4. Taxes

Income and capital gain distributions made by RICs often differ from the aggregate GAAP basis net investment income/(loss) and any net realized gains/(losses). For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from MLPs, upstream income trusts and certain other of its investments. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes due to disallowed partnership losses from MLPs, wash sales and foreign currency transactions. As of May 31, 2012, the principal temporary differences were disallowed partnership losses related to the Fund’s MLP investments. For purposes of characterizing the nature of the dividends/distributions to investors, the amounts in excess of the Fund’s earnings and profits for federal income tax purposes are treated as a return of capital. Earnings and profits differ from taxable income due principally to adjustments related to the Fund’s investments in MLPs.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

For the fiscal year ended November 30, 2011, the tax character of the total $66,578 distributions paid to common stockholders and the tax character of the total $5,796 distributions paid to mandatory redeemable preferred stock was all long-term capital gains.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Prior to the enactment of the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As of May 31, 2012, the Fund had no capital loss carryforwards.

At May 31, 2012, the cost basis of investments for federal income tax purposes was $1,056,555 and the net cash received on option contracts written was $1,438. At May 31, 2012, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$318,637
Gross unrealized depreciation of investments (including options)	(87,780)

Net unrealized appreciation of investments before foreign currency related translations	230,857
Unrealized depreciation on foreign currency related translations	(13)

Net unrealized appreciation of investments	$230,844

5.    Concentration of Risk

The Fund’s investment objective is to obtain a high level of total return with an emphasis on current income paid to its stockholders. Under normal circumstances, the Fund intends to invest at least 80% of total assets in securities of Energy Companies. The Fund invests in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts, and equity interests in MLPs, MLP affiliates, upstream income trusts and other Energy Companies. Additionally, the Fund may invest up to 30% of its total assets in debt securities. It may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in equity or debt securities of MLPs. The Fund may invest up to 50% of its total assets in unregistered or otherwise restricted securities of Energy Companies. It will not invest more than 15% of its total assets in any single issuer. The Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Fund uses this strategy, it may not achieve its investment objectives.

6.    Agreements and Affiliations

A.  Administration Agreement — The Fund has entered into an administration agreement with Ultimus Fund Solutions, LLC (“Ultimus”), which may be amended from time to time. Pursuant to the administration agreement, Ultimus will provide certain administrative services for the Fund. The administration agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the administration agreement.

B.  Investment Management Agreement — The Fund has entered into an investment management agreement with KAFA under which KAFA, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. For providing these services, KAFA receives a management fee from the Fund. On June 13, 2012, the Fund renewed its agreement with KAFA for a period of one year, which expires on October 2, 2013. The agreement may be renewed annually upon the approval of the Fund’s Board of Directors (including a majority of the Fund’s directors who are not “interested persons” of the Fund, as such term is defined in the 1940 Act).

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

For the three and six months ended May 31, 2012, the Fund paid management fees at an annual rate of 1.25% of average monthly total assets of the Fund.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month. The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to or proceeds from the Fund’s use of preferred stock, commercial paper or notes or other borrowings), minus the sum of the Fund’s accrued and unpaid dividends/distributions on any outstanding common stock and accrued and unpaid dividends/distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any borrowings, commercial paper or notes issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

C.  Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more of its portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if the Fund and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Fund believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Fund invests. The Fund also notes that the SEC staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partner has no rights with respect to influencing the management of the partnership such as through participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Fund does not believe that many of the particular limited partnership interests in which it invests should be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Fund holds in certain limited partnerships to be voting securities. If such a determination were made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Fund holds as a voting security, the Fund considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Fund generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Fund has treated those securities as voting securities and, therefore, as affiliates. If the Fund does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Fund and its affiliates own more than 25% of the outstanding securities of such partnership.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Fund owns and do not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Fund will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Fund or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Fund cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

to any particular eligible transaction, or even if the Fund were allowed to engage in such a transaction that the terms would be more or as favorable to the Fund or any company that it controls as those that could be obtained in arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Fund or on the type of investments that it could make.

As of May 31, 2012, the Fund believes that MarkWest Energy Partners, L.P. and Penn Virginia Resource Partners, L.P. meet the criteria described above and are therefore considered affiliates of the Fund.

Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC (“Plains GP”), the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own units of Plains GP. The Fund believes that it is an affiliate of PAA under the 1940 Act by virtue of (i) various affiliated Kayne Anderson funds’ ownership interests in the Plains GP and (ii) Mr. Sinnott’s participation on the board of Plains GP.

PAA Natural Gas Storage, L.P. (“PNG”) is an affiliate of PAA and Plains GP. PAA owns 62% of PNG’s limited partner units and owns PNG’s general partner. The Fund does not believe it is an affiliate of PNG based on the current facts and circumstances.

7.    Restricted Securities

From time to time, certain of the Fund’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

At May 31, 2012, the Fund held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000s)	Cost Basis	Fair Value	Fair Value per Unit	Percent of Net Assets	Percent of Total Assets
Level 3 Investments(1)
Buckeye Partners, L.P.
Class B Units	(2)	(3)	196	$10,002	$8,605	$43.83	1.0%	0.6%
Capital Product Partners L.P.
Class B Preferred Units	5/21/12	(3)	3,333	30,000	28,833	8.65	3.3	2.2

Total				$40,002	$37,438		4.3%	2.8%

Level 2 Investments(4)
Senior Notes
EP Energy LLC	(2)	(5)	$14,000	$14,075	$14,367	n/a	1.7%	1.1%
Foresight Energy LLC	(2)	(5)	21,000	21,329	21,210	n/a	2.4	1.6
Lone Pine Resources Inc.	2/9/12	(3)	1,500	1,479	1,418	n/a	0.2	0.1
Paramount Resources Ltd.	11/30/10	(3)	(6)	731	737	n/a	0.1	0.1
PBF Holding Company LLC	(2)	(5)	15,750	15,609	15,199	n/a	1.8	1.1
Resolute Energy Corporation	(2)	(3)	9,775	9,850	9,640	n/a	1.1	0.7
Secured Term Loan
Southern Pacific Resource Corp.	(2)	(3)	13,986	14,089	14,265	n/a	1.6	1.1

Total				$77,162	$76,836		8.9%	5.8%

Total of all restricted securities				$117,164	$114,274		13.2%	8.6%

(1)	Securities are valued using inputs reflecting the Fund’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

(2)	Security was acquired at various dates during the six months ended May 31, 2012 and/or in prior years.

(3)	Unregistered or restricted security of a publicly traded company.

(4)	These securities have a fair market value determined by the mean of the bid and ask prices provided by an agent or a syndicate bank, principal market maker or an independent pricing service as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

(5)	Unregistered security of a private company.

(6)	Principal amount is 750 Canadian dollars.

8.    Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, the following are the derivative instruments and hedging activities of the Fund. See Note 2 — Significant Accounting Policies.

Option Contracts — Transactions in option contracts for the three and six months ended May 31, 2012 were as follows:

Three Months Ended May 31, 2012	Number of Contracts	Premium
Call Options Written
Options outstanding — February 29, 2012	17,252	$1,968
Options written	60,197	5,073
Options subsequently repurchased(1)	(48,148)	(4,331)
Options exercised	(11,168)	(1,048)
Options expired	(2,748)	(224)

Options outstanding — May 31, 2012(2)	15,385	$1,438

(1)	The price at which the Fund subsequently repurchased the options was $1,849, which resulted in net realized gains of $2,481.

(2)	The percentage of total investments subject to call options written was 4.5% at May 31, 2012.

Six Months Ended May 31, 2012	Number of Contracts	Premium
Call Options Written
Options outstanding — November 30, 2011	4,050	$433
Options written	109,046	10,682
Options subsequently repurchased(1)	(71,688)	(6,787)
Options exercised	(22,284)	(2,577)
Options expired	(3,739)	(313)

Options outstanding — May 31, 2012	15,385	$1,438

(1)	The price at which the Fund subsequently repurchased the options was $2,866, which resulted in net realized gains of $3,920.

Interest Rate Swap Contracts — The Fund may enter into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

future interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Fund’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Fund is required to terminate any swap contract early, then the Fund could be required to make a termination payment. As of May 31, 2012, the Fund did not have any interest rate swap contracts outstanding.

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, the following are the derivative instruments and hedging activities of the Fund. The total number of outstanding options at May 31, 2012 is indicative of the volume of this type of option activity during the period. See Note 2 — Significant Accounting Policies.

The following table sets forth the fair value of the Fund’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of May 31, 2012
Call options	Call option contracts written		$(692)

The following table sets forth the effect of the Fund’s derivative instruments on the Statement of Operations:

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Three Months Ended May 31, 2012
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Net Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options	Options	$2,704		$902

	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Six Months Ended May 31, 2012
Derivatives Not Accounted for as Hedging Instruments		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Net Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options	Options	$4,229	$1,026

9.    Investment Transactions

For the six months ended May 31, 2012, the Fund purchased and sold securities in the amounts of $443,871 and $431,751 (excluding short-term investments and options), respectively.

10.  Credit Facility

At May 31, 2012, the Fund had a $100,000 unsecured revolving credit facility (the “Credit Facility”) with a syndicate of lenders. The Credit Facility matures on June 11, 2013. The interest rate may vary between LIBOR plus 1.75% to LIBOR plus 3.00%, depending on the Fund’s asset coverage ratios. Outstanding loan balances will

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

accrue interest daily at a rate equal to one-month LIBOR plus 1.75%, based on current asset coverage ratios. The Fund will pay a fee of 0.40% per annum on any unused amounts of the Credit Facility. See Financial Highlights for the Fund’s asset coverage ratios under the 1940 Act.

For the six months ended May 31, 2012, the average amount outstanding under the Credit Facility was $10,328 with a weighted average interest rate of 2.56%. As of May 31, 2012, the Fund had $33,000 outstanding under the Credit Facility at an interest rate of 1.99%.

11.    Senior Unsecured Notes

At May 31, 2012, the Fund had $301,000 aggregate principal amount of senior unsecured fixed and floating rate notes (the “Senior Notes”) outstanding. The table below sets forth the key terms of each series of Senior Notes.

Series	Principal Outstanding, May 31, 2012	Estimated Fair Value, May 31, 2012	Fixed/Floating Interest Rate	Maturity
B	$28,000	$28,700	5.90%	8/13/12
C	128,000	136,000	6.06%	8/13/13
D	58,000	61,400	4.15%	3/5/15
E	27,000	26,800	3-month LIBOR + 155 bps	3/5/15
F	30,000	29,600	3-month LIBOR + 145 bps	5/10/16
G	20,000	20,900	3.71%	5/10/16
H	10,000	10,800	4.38%	5/10/18

	$301,000	$314,200

Holders of the fixed rate Senior Notes are entitled to receive cash interest payments semi-annually (on August 13 and February 13) at the fixed rate. Holders of the floating rate Senior Notes are entitled to receive cash interest payments quarterly (on February 13, May 13, August 13 and November 13) at the floating rate. During the six months ended May 31, 2012, the weighted average interest rate on the outstanding Senior Notes was 4.69%.

As of May 31, 2012, each series of Senior Notes were rated “AAA” by FitchRatings and series B, C, D, and E Senior Notes were rated “Aa1” by Moody’s. In the event the credit rating on any series of Senior Notes falls below “A-” (FitchRatings) or “A3” (Moody’s), the interest rate on such series will increase by 1% during the period of time such series is rated below “A-” or “A3”. The Fund is required to maintain a current rating from one rating agency with respect to each series of Senior Notes. See Note 14 — Subsequent Events — for information on Moody’s ratings.

The Senior Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Senior Notes contain various covenants related to other indebtedness, liens and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Senior Notes, the Fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Notes would be less than 300%.

The Senior Notes are redeemable in certain circumstances at the option of the Fund. The Senior Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Fund’s rating agency guidelines in a timely manner.

The Senior Notes are unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all the Fund’s outstanding preferred shares; (2) senior to all of the Fund’s

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

outstanding common shares; (3) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund; and (4) junior to any secured creditors of the Fund.

At May 31, 2012, the Fund was in compliance with all covenants under the agreements of the Senior Notes.

12.    Preferred Stock

At May 31, 2012, the Fund had 4,800,000 shares of mandatory redeemable preferred stock outstanding with a total liquidation value of $120,000 ($25.00 per share).

The table below sets forth the key terms of each series of mandatory redeemable preferred stock.

Series	Shares Outstanding, May 31, 2012	Liquidation Value, May 31, 2012	Estimated Fair Value, May 31, 2012	Rate	Mandatory Redemption Date
A	3,600,000	$90,000	$96,500	5.48%	3/04/17
B	1,200,000	30,000	31,800	5.13%	5/10/18

	4,800,000	$120,000	$128,300

Holders of the mandatory redeemable preferred stock are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30).

The table below outlines the terms of each series of mandatory redeemable preferred stock. The dividend rate on the Fund’s mandatory redeemable preferred stock will increase if the credit rating is downgraded below “A” (FitchRatings) or “A2” (Moody’s). Further, the annual dividend rate for all series of mandatory redeemable preferred stock will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Fund fails to make dividend or certain other payments. The Fund is required to maintain a current rating from one rating agency with respect to each series of mandatory redeemable preferred stock. See Note 14 — Subsequent Events — for information on Moody’s ratings.

	Series A	Series B
Rating as of May 31, 2012 (FitchRatings / Moody’s)	“AA” /“A1”	“AA” / N/A
Ratings Threshold	“A” / “A2”	“A” / N/A
Method of Determination	Lowest Credit Rating	Lowest Credit Rating
Increase in Annual Dividend Rate	0.5% to 4.0%	0.5% to 4.0%

The mandatory redeemable preferred stock ranks senior to all of the Fund’s outstanding common shares and on parity with any other preferred stock. The mandatory redeemable preferred stock is redeemable in certain circumstances at the option of the Fund and is also subject to a mandatory redemption if the Fund fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Fund’s rating agency guidelines.

Under the terms of the mandatory redeemable preferred stock, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the mandatory redeemable preferred stock have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of mandatory redeemable preferred stock or the holders of common stock. The holders of the mandatory redeemable preferred stock, voting separately as a single class, have the right to elect at least two directors of the Fund.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

At May 31, 2012, the Fund was in compliance with the asset coverage and basic maintenance requirements of its mandatory redeemable preferred stock.

13.    Common Stock

At May 31, 2012, the Fund has 195,200,000 shares of common stock authorized. Of the 35,220,316 shares of common stock outstanding at May 31, 2012, KACALP owned 4,000 shares. Transactions in common shares for the six months ended May 31, 2012 were as follows:

Shares outstanding at November 30, 2011	35,002,475
Shares issued through reinvestment of distributions	217,841

Shares outstanding at May 31, 2012	35,220,316

14.    Subsequent Events

On July 2, 2012, the Fund requested that Moody’s withdraw its ratings of the Fund’s Series B, C, D and E Senior Notes and Series A mandatory redeemable preferred stock. As of July 30, 2012, Moody’s has not responded to the Fund’s request to withdraw the ratings.

On July 7, 2012, Moody’s downgraded the Fund’s Series B, C, D and E Senior Notes from “Aa1” to “A1” and its Series A mandatory redeemable preferred stock from “A1” to “A3.” As a result of this ratings downgrade, the distribution rate paid on the Fund’s Series A mandatory redeemable preferred stock will increase by 0.5% during the period that the securities are rated “A3” by Moody’s. The Fund does not believe that the downgrades will have a material impact on the Fund.

On June 13, 2012, the Fund declared its quarterly distribution of $0.48 per common share for the fiscal second quarter for a total quarterly distribution payment of $16,906. The distribution was paid on July 13, 2012 to common stockholders of record on July 5, 2012. Of this total, pursuant to the Fund’s dividend reinvestment plan, $2,238 was reinvested into the Fund through the issuance of 87,851 shares of common stock.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

PRIVACY POLICY NOTICE

(UNAUDITED)

Rev. 01/2011

FACTS	WHAT DOES KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC. (“KYE”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  Payment history and transaction history

■  Account transactions and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons KYE chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does KYE share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-657-3863 or go to http://www.kaynefunds.com

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

PRIVACY POLICY NOTICE

(UNAUDITED)

Who we are
Who is providing this notice?	KYE

What we do
How does KYE protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to your personal information is on a need-to-know basis. KYE has adopted internal policies to protect your non-public personal information.

How does KYE collect my personal information?

We collect your personal information, for example, when you

■  Open an account or provide account information

■  Buy securities from us or make a wire transfer

■  Give us your contact information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes — information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ KYE does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ KYE does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ KYE does not jointly market.

Other important information
None.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Kayne Anderson Energy Total Return Fund, Inc., a Maryland corporation (the “Fund”), has adopted the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Fund, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Fund may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Fund’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Fund to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Fund’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Fund, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Fund at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Fund, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Fund issues remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Fund’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Fund’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Fund related proxy solicitation materials and each Corporation report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Fund.

10. In the event that the Fund makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Fund.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (866) 669-9899. Such termination will be effective immediately. The Plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Fund held in the

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: June 15, 2005

Amended: December 13, 2005

Amended: March 12, 2009

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

(UNAUDITED)

The policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863;

•	on the Fund’s website, http://www.kaynefunds.com; and

•	on the website of the Securities and Exchange Commission, http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available without charge, upon request, by calling (877) 657-3863, and on the SEC’s website at http://www.sec.gov (see Form N-PX).

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. The Fund also makes its Forms N-Q available on its website at http://www.kaynefunds.com.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

INFORMATION REGARDING CHANGES TO INVESTMENT POLICY

(UNAUDITED)

On March 21, 2012, the Fund’s board of directors approved a change to its non-fundamental investment policy related to debt securities. The prior policy allowed 5% of the Fund’s total assets to be invested in unrated debt securities. The revised policy allows 5% of the Fund’s total assets to be invested in unrated debt securities or debt securities that are rated less than “B -” (Standard & Poor’s or FitchRatings) / “B3” (Moody’s) of public or private companies.

The revised policy related to debt securities was effective July 1, 2012 as follows:

The Fund may not invest more than 30% of its total assets in debt securities (the “Total Debt Test”), including up to 20% of its total assets in below-investment-grade debt securities which are rated, at the time of investment, at least (i) “B3” by Moody’s Investors Service, Inc., (ii) “B-” by Standard & Poor’s or FitchRatings, or (iii) a comparable rating by another rating agency (the “Sub Investment Grade Test”). Additionally, up to 5% of its total assets may be invested in unrated debt securities or debt securities that are rated less than “B-” / “B3” of public or private companies. For the avoidance of doubt, unrated debt securities or debt securities that are rated less than “B-” / “B3” are not included for the purpose of calculating the Sub Investment Grade Test but are included for the purpose of calculating the Total Debt Test.

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Fund may from time to time purchase shares of its common and preferred stock and its Senior Notes in the open market or in privately negotiated transactions.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS

(UNAUDITED)

On June 13, 2012, the Fund held its annual meeting of stockholders where the following matters were approved by stockholders. As of the record date of April 24, 2012, (the “Record Date”), the Fund had 35,220,316 outstanding shares of common stock and 4,800,000 outstanding shares of mandatory redeemable preferred stock, each of which was entitled to cast one vote. Represented in person or by proxy at this meeting were a total of 36,336,902 shares of common stock and mandatory redeemable preferred stock, constituting a quorum.

(i)	The election of Steven C. Good and Kevin S. McCarthy as Class II directors, each to serve for a term of three years until the Fund’s 2015 annual meeting of stockholders and until his successor is duly elected and qualified.

The election of Mr. Good requires the affirmative vote of the holders of a majority of the Company’s mandatory redeemable preferred stock outstanding and entitled to be cast for the election. On this matter, 3,400,000 shares were cast in favor and no shares withheld authority in the election of Mr. Good.

The election of Mr. McCarthy required the affirmative vote of the holders of a majority of shares of the Fund’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. On this matter, 35,615,892 shares were cast in favor, and 721,010 shares withheld authority in the election of Mr. McCarthy.

As a result of the vote on this matter, Mr. Good and Mr. McCarthy were each elected to serve as director of the Fund for a three-year term.

Anne K. Costin and William H. Shea, Jr. continued as directors, with terms expiring on the date of the Fund’s 2013 annual meeting of stockholders. Gerald I. Isenberg continued as a director with a term expiring on the date of the Fund’s 2014 annual meeting of stockholders.

(ii)	The ratification of the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2012.

Approval of this proposal required the affirmative vote of a majority of the votes cast by the holders of the Fund’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. For the purposes of this proposal, each share of common stock and each share of mandatory redeemable preferred stock is entitled to one vote. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

On this matter, 35,895,737 shares were cast in favor, 167,107 shares were cast against, 274,053 shares abstained, and there were no broker non-votes.

As a result of the vote on this matter, the proposal was approved.

(iii)	The approval of a proposal to authorize the Fund to sell shares of its common stock at a net price below net asset value per share, so long as the gross price (before underwriting fees, commissions and offering expenses) is above net asset value per share, effective for a period expiring on the date of the Fund’s 2013 annual meeting of stockholders. Approval of this proposal required both of the following:

a. The affirmative vote of a majority of all holders of the Fund’s common stock on the records of the Fund’s transfer agent (“Registered Common Stockholders”) as of the Record Date (the “Registered Common Stockholder Vote”). For purposes of the Registered Common Stockholder Vote, abstentions will have the effect of votes against this proposal; and broker non-votes are not relevant for this vote because Registered Common Stockholders are “stockholders of record” with the transfer agent and, therefore, do not hold their shares through a broker.

With respect to this requirement, out of 35 total Registered Common Stockholders, 18 voted in favor, one voted against, none abstained, and there were no broker non-votes.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS

(UNAUDITED)

b. The affirmative vote of a majority of the votes cast by the holders of the Fund’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class (the “Majority Stockholder Vote”). For the purposes of the Majority Stockholder Vote, abstentions will have the effect of votes against this proposal, and broker non-votes will have no effect on the outcome.

With respect to this requirement, 13,780,034 shares were cast in favor, 1,494,830 shares were cast against, 429,145 shares abstained, and there were 20,632,893 broker non-votes.

As a result of the vote on this matter, the proposal was approved.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer

Anne K. Costin	Director

Steven C. Good	Director

Gerald I. Isenberg	Director

William H. Shea, Jr.	Director

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Chief Compliance Officer and Secretary

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

James C. Baker	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 717 Texas Avenue, Suite 3100 Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 350 Jericho Turnpike, Suite 206 Jericho, NY 11753

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 350 South Grand Avenue Los Angeles, CA 90071

Legal Counsel Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Please see the schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Companies and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable to semi-annual reports.

(a)(2) Separate certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached as EX-99.CERT.

(b) Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

Date: July 30, 2012	By:	/s/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: July 30, 2012	By:	/s/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer

Date: July 30, 2012	By:	/s/ TERRY A. HART
Terry A. Hart
Chief Financial Officer and Treasurer

Exhibit Index

(a)(1) Not applicable to semi-annual reports.

(a)(2) Separate certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.